Exhibit 10.2

FIRST AMENDMENT OF

JOHN BEAN TECHNOLOGIES CORPORATION

EMPLOYEES’ RETIREMENT PROGRAM

PART I SALARIED AND NONUNION HOURLY EMPLOYEES’ RETIREMENT PLAN

WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the John Bean Technologies Corporation Employees’ Retirement Program Part I Salaried and Nonunion Hourly Employees’ Retirement Plan (the “Plan”);

WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and

WHEREAS, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 11.1 Plan Amendment or Termination of the Plan, the Plan is hereby amended in the following respects, effective January 1, 2010:

1. The definition of “Earnings” contained in Article I of the Plan is hereby amended to add the following sentence to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, a Participant’s Earnings shall not include any compensation paid by the Company or a Participating Employer to the Participant for any Plan Year commencing on or after January 1, 2010.

2. The definition of “Eligible Employee” contained in Article I of the Plan is hereby amended to add the following sentence to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, no Employee shall become an Eligible Employee on or after January 1, 2010.

3. The definition of “Final Average Yearly Earnings” contained in Article I of the Plan is hereby amended to add the following sentence to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, a Participant’s Final Average Yearly Earnings shall be determined as of December 31, 2009, and shall not be redetermined thereafter.

4. The definition of “Social Security Covered Compensation Base” contained in Article I of the Plan is hereby amended to add the following sentence to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, no future adjustments occurring pursuant to Section 230 of the Social Security Act on or after January 1, 2010 shall be made to the Social Security Covered Compensation Base with respect to any Participant.

5. The definition of “Year of Credited Service” contained in Article I of the Plan is hereby amended to add the following sentence to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, except as provided below with respect solely to the determination of whether a Participant has attained his or her Early Retirement Date, the accrual of any future Year of Credited Service for all Participants shall cease and, as a result, Year of Credited Service with respect to a Participant shall not include any Period of Service of the Participant on or after January 1, 2010. Notwithstanding the preceding to the contrary, with respect solely to the determination of whether a Participant has attained his or her Early Retirement Date, each future Year of Credited Service of the Participant shall be taken into account.

6. Section 2.1 of the Plan is hereby amended to add the following paragraph to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, (a) no Employee shall become a Participant in the Plan on or after January 1, 2010; (b) no Participant shall be credited with future Earnings for any Plan Year commencing on or after January 1, 2010; (c) except with respect solely to the determination of whether a Participant has attained his or her Early Retirement Date as set forth in the definition of Year of Credited Service set forth in Article I of the Plan, no Participant shall accrue any future Year of Credited Service on or after January 1, 2010; and (d) no future adjustments occurring pursuant to Section 230 of the Social Security Act on or after January 1, 2010 shall be made to the Social Security Covered Compensation Base with respect to any Participant.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 15th day of September 2009.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Ronald D. Mambu
Its:	Vice President, Chief Financial Officer,
Treasurer and Controller